Supplemental Disclosures	12 Months Ended
Dec. 31, 2017
Supplemental Cash Flow Information [Abstract]
Supplemental Disclosures
Supplemental Disclosures
The following schedule provides additional information concerning acquisitions, interest and income taxes paid:

(In millions of dollars)	2017	2016	2015
Assets acquired, excluding cash	$898	$960	$1,327
Liabilities assumed	(134)	(111)	(199)
Contingent/deferred purchase consideration	(109)	(36)	(176)
Net cash outflow for acquisitions	$655	$813	$952

(In millions of dollars)	2017	2016	2015
Interest paid	$199	$178	$146
Income taxes paid, net of refunds	$583	$642	$433

The classification of contingent consideration payments in the consolidated statement of cash flows is dependent upon whether the payment was part of the initial liability established on the acquisition date (financing) or an adjustment to the acquisition date liability (operating). Deferred payments are classified as financing activities in the consolidated statements of cash flows.
The following amounts are included in the consolidated statements of cash flows as a financing activity. The Company paid deferred and contingent consideration of $136 million in the year ended December 31, 2017, consisting of deferred purchase consideration of $55 million and contingent purchase consideration of $81 million. In the year ended December 31, 2016 the Company paid deferred and contingent consideration of $98 million, consisting of deferred purchase consideration of $54 million and contingent consideration of $44 million, and in the year ended December 31, 2015 the Company paid deferred and contingent consideration of $49 million, consisting of deferred purchase consideration of $36 million and contingent consideration of $13 million.
The following amounts are included in the operating section of the consolidated statements of cash flows. For the year ended December 31, 2017, the Company recorded a net charge for adjustments to acquisition related accounts of $3 million and contingent consideration payments of $27 million. For the year ended December 31, 2016, the Company recorded a net charge for adjustments to acquisition related accounts of $9 million and contingent consideration payments of $42 million, and for the year ended December 31, 2015 the Company recorded a net charge for adjustments to acquisition related accounts of $45 million and contingent consideration payments of $34 million.
The Company had non-cash issuances of common stock under its share-based payment plan of $88 million, $73 million and $72 million for the years ended December 31, 2017, 2016 and 2015, respectively. The Company recorded stock-based compensation expense related to restricted stock units, performance stock units and stock options of $149 million, $109 million and $88 million for the years ended December 31, 2017, 2016 and 2015, respectively.
In 2015, the consolidated statement of cash flows includes the cash flow impact of discontinued operations from indemnification payments related to the Putnam disposition that reduced the net cash flow provided by operations by $82 million.
As discussed in Note 1, for the years ended December 31, 2016 and 2015, the Company recorded an excess tax benefit of $44 million and $53 million, respectively, as an increase to equity in its consolidated balance sheets, which was reflected as cash provided by financing activities in the consolidated statements of cash flows.
An analysis of the allowance for doubtful accounts is as follows:

For the Years Ended December 31,
(In millions of dollars)	2017	2016	2015
Balance at beginning of year	$96	$87	$95
Provision charged to operations	31	31	14
Accounts written-off, net of recoveries	(17)	(20)	(18)
Effect of exchange rate changes and other	—	(2)	(4)
Balance at end of year	$110	$96	$87